 Exhibit 10.20

TAX CREDIT PLEDGE AND SECURITY AGREEMENT

THIS TAX CREDIT PLEDGE AND SECURITY AGREEMENT (this "Agreement") is made as of December 28, 2017, and is between MANUSCRIPT PRODUCTIONS, LLC, an Arizona limited liability company ("Pledgor"), and SCOTT ARCHER and DAVID S. COIA, individuals acting jointly (collectively ("Lender").

Background

Pledgor is entitled to and holds and will hold one hundred percent (100%) of the tax credit inducements and rights (the "Tax Credit") issued, granted or created by the State of Louisiana, Film Department (or state agency equivalent) for the film currently titled “The Manuscript.” The Pledgor desires to pledge as an exclusive, first-priority pledge, lien and security interest the Pledgee one hundred percent (100%) of the ownership of the Tax Credit, including under any tax credit agreement, as security for a loan, as evidenced by a Line of Credit Note dated the date hereof, in the original principal amount of $2,745,797.00, made jointly by Pledgor and MJW Media, Inc, an affiliate of Pledgor ("MJW Media"), as co-borrower, to the order of Lender (the "Note") and secured by, among other things, this Agreement, made by Pledgor for the benefit of Lender. This Agreement evidences terms on which Pledgor, to secure the co-borrower's obligations under the Note, grants to Lender a security interest in a one hundred percent (100%) of the Pledgor's ownership of the Tax Credit including under any tax credit agreement.

Operative Terms

The parties agree as follows:

1.
Grant of Security Interest. To secure prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Note, Pledgor pledges and grants to Lender a security interest in all of Pledgor's right, title and interest in, to and under the following property, whether now owned by Pledgor or hereafter acquired and whether now existing or hereafter coming into existence (the "Pledged Collateral"):

(a)
Tax Credit. A one hundred percent (100%) interest in the Tax Credit under the tax credit agreement, including:

(i)
All Pledgor's right, title, and interest in, to and under any tax credit agreement, as may have been subsequently amended;

(ii)
All rights of Pledgor to receive tax credits or amounts due and to become due under or pursuant to any tax credit agreement;

(iii)
All rights of Pledgor to participate in any tax credit agreement and to take actions in accordance with the provisions of any tax credit agreement;

(iv)
All rights of Pledgor to control or direct any Pledgor operations that are required for the maintenance or distribution of the Tax Credits;

(v)
All rights of Pledgor to receive proceeds of any insurance, bond, indemnity, warranty or guaranty with respect to Tax Credits;

(vi)
All claims of Pledgor for damages arising out of or for breach of or default under any tax credit agreement;

(vii)
All rights of Pledgor to terminate, amend, supplement, modify or waive performance under any tax credit agreement, to perform thereunder, and to compel performance and otherwise to exercise all remedies thereunder; and

(viii)
All property representing a distribution with respect to any tax credit agreement including all proceeds.

(b)
Proceeds. For purposes of this Agreement, the term "proceeds" includes whatever is receivable or received when Pledged Collateral or proceeds of the Pledged Collateral are delivered, sold, collected, exchanged, or otherwise disposed of, whether the disposition is voluntary or involuntary, and includes, without limitation, all rights to payment in whatever form and however arising.

(c)
One Hundred Percent (100%) of the Tax Credit. This pledge is for one hundred percent (100%) of the ownership interest in the Tax Credits, not less. Pledgor owns one hundred percent (100%) ownership interest in the Tax Credits and the related tax credit agreement.

2.
Representations and Warranties. Pledgor represents and warrants the following, both on execution of this Agreement and continuously during its term:

(a)
Ownership of Pledged Collateral. Pledgor is the sole legal and equitable owner of and has good and marketable title to the Pledged Collateral and record and beneficial owner of the Tax Credits.

(b)
Creation, Perfection, and Priority. Except for this security interest, no person or entity has (or, in the case of after-acquired Pledged Collateral, at the time the Pledgor acquires rights therein, will have) any right, title, claim, or interest (by way of security interest or other lien or charge) in the Pledged Collateral.

(c)
No Liens/State Consent. No lien and security interest exists or encumbers the Tax Credits. No State of Louisiana, Film Department (or state agency equivalent) consent is required for this Pledge.

3.
Covenants and Agreements of Pledgor.

(a)
Delivery. Pledgor shall immediately cause the Tax Credit proceeds to be delivered to Lender.

(b)
Preserve Pledged Collateral. Pledgor shall do all acts necessary to maintain, preserve, and protect the Pledged Collateral.

(c)
Use of Pledged Collateral. Pledgor shall not use and shall not permit any Pledged Collateral to be used in violation of any provision of this Agreement, or any applicable State statute, regulation, or ordinance or any policy of insurance covering the Pledged Collateral.

(d)
Defend Litigation. Pledgor shall appear in and defend any action or proceeding that might affect the Pledgor's title to or Lender's interest in the Pledged Collateral.

(e)
Possession of Pledged Collateral. Pledgor and MJW Media shall not surrender or lose possession of (other than to Lender), sell, encumber, lease, rent, or otherwise dispose of or transfer any Pledged Collateral, the Pledgor or its assets including the operations of the Pledgor that create or vest the Tax Credits, and shall keep the Pledged Collateral, the Pledgor and its operations free of all levies and security interests or other liens or charges (including. but not limited to junior liens), except those that Lender approves in writing.

(f)
Comply with Law. Pledgor and MJW Media shall comply with all laws, regulations, and ordinances relating to rights in the Pledged Collateral.

(g)
Maintain Records; Notify of Changes. Pledgor shall maintain, accurate, and complete records of the Pledged Collateral at the principal place of business of Pledgor and provide to Lender the records, reports, and information relating to the Pledged Collateral and the Pledgor's operations that Lenders request from time to time. Pledgor shall give Lender thirty (30) days' prior written notice of any change in the Pledgor's residence, domicile or legal name.

(h)
Further Assurances. Pledgor shall procure, execute, and deliver from time to time any powers or attorney, endorsements, notifications, registrations, assignments, financing statements, certificates and other writings deemed necessary or appropriate by Lender to perfect, maintain, and protect its security interest in the Pledged Collateral and the priority of the security interest.

(i)
Pay Lender's Costs and Expenses. Pledgor shall reimburse Lender on demand for costs and expenses, including reasonable attorneys' fees and disbursements that Lender incurs in properly exercising any right, power, or remedy provided by this
Agreement or by law.

(j)
Filing of UCC Financing Statements. Pledgor hereby authorizes Lender to file UCC Financing Statements with the appropriate filing offices of any State to perfect Lender's security interest in the Pledged Collateral.

(k)
Distribution on Pledged Interests and New Issuances. Pledgor shall account fully for and promptly deliver to Lender, in the form received, any payments and distribution on account of the Pledged Collateral whether in cash, cash equivalents or property or as otherwise received.

4.
Term of Pledge: Release. Except as otherwise provided in this Agreement, legal and equitable title to the Tax Credits remains vested in Pledgor. Lender holds the Tax Credits only as security for the repayment of the Note. The Pledged Collateral shall remain pledged to Lender until all sums due under the Note and this Agreement have been paid in full and all obligations of MJW Media and Pledgor hereunder have been performed. Any release of the Pledged Collateral from this Agreement will not release MJW Media from continuing obligations under the Note. Upon the payment and performance in full of all of the obligations under the Note and this Agreement by MJW Media and Pledgor, Pledgor shall be entitled to the return, upon its written request and at its expense, of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms of this Agreement.

5.
Event of Default. An "Event of Default'" under this Agreement means (i) an Event of Default under the Note, or (ii) termination or suspension of Pledgor’s or MJW Media's operations supporting the Tax Credits for any reason, or (iii) any breach of a representation, warranty or covenant of Pledgor under this Agreement or Pledgor or the State/Film Division under the tax credit agreement.

6.
Remedies Upon Default. Upon the occurrence of an Event of Default, Lender shall have, and may exercise anyone or more of, the following rights:

(a)
Lender may take absolute title to the Pledged Collateral, as evidenced by the Assignment in the form of Exhibit A, and Lender will solely own the Pledged Collateral;

(b)
Lender may, at its option, exercise all rights, privileges, options or powers pertaining or relating to the Pledged Collateral. Pledgor irrevocably constitutes and appoints Lender its proxy and attorney-in-fact with full power of substitution to exercise any and all rights, privileges, options, or powers of Pledgor pertaining or relating to the Pledged Collateral; or

(c)
Lender may sell, assign, and deliver all or any part of the Pledged Collateral at any private sale or at public auction, with or without demand or advertisement of the time or place of sale or adjournment thereof or otherwise, for cash, for credit or for other property or consideration, for immediate or future delivery. Any sale or offer of the Pledged Collateral by Lender pursuant to the terms of this Agreement shall be at Pledgor's expense. Pledgor shall reimburse Lender for its costs and other expenses in having the Pledged Collateral sold or offered for sale, including attorneys' fees; or

(d)
Lender may declare a default under the Note, and may exercise any and all remedies available to it under the Note (including acceleration) or this Agreement.

7.
Application of Proceeds. Lender shall apply the proceeds of any sale of all or any part of the Pledged Collateral and any distributions that it directs to itself, together with any other funds held by Lender under the provisions of this Agreement, after deducting all costs and expenses of collection, sale and delivery (including without limitation, attorneys' fees, paralegal fees and expenses, for all proceedings, trials and appeals and all costs and expenses) incurred by Lender, to the payment of all amounts due and payable under the Note.

8.
Private Sale of Pledged Shares. Lender may effect a private sale of Pledged Collateral. In effecting such private sale, Pledgor waives for itself or its assigns, to the extent it is legally able to do so, any requirement (statutory or otherwise) of advertisement (general or limited) or public announcement as to the time and place of the sale of the Pledged Collateral by Lender. Lender agrees, however, that in the event Lender elects to effect a private sale of the Pledged Membership Interest, Lender shall provide reasonable prior notice thereof to Pledgor.

9.
Right to Bid or Purchase. At any sale made pursuant to Section 6(c), Lender may bid for or purchase, free from any right of redemption on the part of Pledgor (all said rights being also waived and released), all or any portion of Pledged Collateral offered for sale and may make payment on account thereof by using any outstanding balance of the Note as a credit against the purchase price, and Lender may, upon compliance with the terms of sale, hold, retain and dispose of such Pledged Collateral without further accountability. However, notwithstanding any of the foregoing, nothing in this Agreement shall be construed as a requirement of Lender to sell, or attempt to sell, the Pledged Collateral upon an Event of Default.

10.
Power of Attorney.

(a)
Pledgor irrevocably constitutes and appoints Lender (or Lender's successors or assigns) the true and lawful attorney-in-fact of Pledgor to make, execute, acknowledge, swear to and file after an Event of Default: (i) any application, request, certificate or other instrument which may be required to be filed with the [Louisiana Film Department] or any other governmental authority in the State of Arizona or Louisiana or any other jurisdiction whose laws may be applicable to effectuate any transfer or voting of the Pledged Collateral by Lender, in accordance with the provisions of this Agreement; and (ii) any instrument which Lender deems necessary or appropriate to facilitate the implementation of the terms of this Agreement, so long as such instruments do not alter the rights or obligations of Pledgor under the terms of this Agreement.

(b)
It is expressly acknowledged by Pledgor that the foregoing power of attorney is granted in a commercial transaction and is coupled with an interest, is irrevocable and shall survive the bankruptcy or insolvency of any Pledgor or any assignment of the Pledged Collateral for the benefit of creditors. The foregoing grant of authority: (i) may be exercised by Lender (or Lender's successors or assigns) by a facsimile signature, and (ii) shall not cause Pledgor to be liable in any manner for the act or omissions of Lender (or Lender's successors or assigns) and is granted only to permit Lender (or Lender's successors or assigns) to carry out the provisions of this Agreement.

11.
Miscellaneous.

(a)
Notices. All demands, notices and other communications to Lender, MJW Media or Pledgor provided for under this Agreement shall be provided as set forth in the Note or this Agreement.

(b)
Governing Law. The validity, construction, interpretation, and enforceability of this Agreement shall be governed by the laws of the State of Arizona without giving effect to the choice of laws rules thereof. Venue for any disputes shall be Maricopa County, Arizona.

(c)
Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed will be deemed to be an original and all of which when taken together will constitute one and the same agreement.

(d)
Successors and Assigns. This Agreement is not assignable by MJW Media or the Pledgor without the prior written consent of Lender, and any attempted assignment without the prior written consent of Lender shall be invalid and unenforceable against the Lender. Lender may assign this Agreement to any succeeding or participating party. This Agreement is binding upon, and inures to the benefit of, the respective heirs, authorized assignees, successors and personal representatives of the parties to it. The terms "Lender" and "Pledgor" as used in this Agreement shall include such person's successors, authorized assigns, heirs and personal representatives.

(e)
Headings. Captions and Pronouns. The Section headings, captions or abbreviations are included solely for convenient reference and shall not control the meanings or interpretation of any of the provisions of this Agreement. As used herein, words in the singular include the plural and the words in the masculine include the feminine and neuter gender, and vice versa whenever the context so requires.

(f)
Waiver. No waiver of any breach or default under this Agreement shall be deemed to be a waiver of any subsequent breach or default. Pledgor waives any right to require Lender to proceed against any person or entity to exhaust any Pledged Collateral or to pursue any remedy in Lender's power.

(g)
Incorporation of Recitals. The recitals set forth at the beginning of this Agreement are hereby incorporated into this Agreement by this reference and this Agreement shall be interpreted with reference to such recitals.

(h)
Entire Agreement; Severability. This Agreement contains the entire pledge agreement between the Pledgor and Lenders. This Agreement shall not be severable in any way, but if any provision shall be held to be invalid, the invalidity shall not affect the validity of the remainder of this Agreement and the remainder of this Agreement shall continue in full force and effect.

(i)
Amendment. This Agreement may not be amended or modified except by a writing signed by each of the parties.

(j)
Cumulative Rights. The rights, powers, and remedies of Lender under this Agreement shall be in addition to all rights, powers. and remedies given to Lender by virtue of any statute or rule of law, the Note or any other loan document, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Lender's security interest in the Pledged Collateral.

(k)
Jury Trial Waiver. The parties waive any rights to trial by jury.

[Signature Pages Follow]

TAX CREDIT PLEDGE AND SECURITY AGREEMENT

SIGNATURE PAGE

The undersigned executes the Tax Credit Pledge and Security Agreement and authorizes this signature page to be attached to a counterpart of the Tax Credit Pledge Agreement executed by the other parties to the Tax Credit Pledge Agreement.

Executed as of the day and year first above written.

PLEDGOR:

Pledgor Address:		MANUSCRIPT PRODUCTIONS, LLC, an Arizona limited
liability company

Escondido Innovations, Inc
1166 E Warner Rd #101-B		By:	/s/ Michael Witherill
Gilbert, AZ 85296		Name:	Michael J. Witherill
Attn: Michael Witherill		Title:	Manager

AGREED TO AND APPROVED: MEDIA

MJW MEDIA, INC, a Delaware corporation
MJW Media Address:
By:	/s/ Michael Witherill	Escondido Innovations, Inc
Name:	Michael J. Witherill	1166 E Warner Rd #101-B
Its:	CEO	Gilbert, AZ 85296
Attn: Michael Witherill

TAX CREDIT PLEDGE AND SECURITY AGREEMENT

SIGNATURE PAGE

Lender hereby accepts the foregoing. The undersigned executed the Tax Credit Pledge and Security Agreement and authorizes this signature page to be attached to a counterpart of the Tax Credit Pledge and Security Agreement executed by other parties.

LENDER:

STADSC, LLC

By:	/s/ David Coia

Name:	David S. Coia

Its:	Manager

EXHIBIT A

ASSIGNMENT OF TAX CREDIT AND TAX CREDIT AGREEMENT

(See attached 2 pages)

ASSIGNMENT OF TAX CREDIT

RECITALS

MANUSCRIPT PRODUCTIONS, LLC, an Arizona limited liability company ("Assignor") is executing this Assignment of Tax Credit (this “Assignment”) pursuant to a Tax Credit Pledge and Security Agreement dated as of December 28, 2017 (the “Pledge”), in order to transfer, assign, convey and deliver all of Assignor’s Tax Credit issued or being issued by the State of Louisiana, Film Department (or state agency equivalent) to __________________________________, a _____________________ ___________ (“Assignee”).

ASSIGNMENT

NOW, THEREFORE, for and in certain consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Assignor and Assignee agree as follows:

1.           Assignment of Membership Interest. Assignor has TRANSFERRED, ASSIGNED, CONVEYED and DELIVERED and by these presents does TRANSFER, ASSIGN, CONVEY and DELIVER to Assignee one hundred percent (100%) of the Tax Credit issued or being issued by the State of Louisiana, Film Department (or state agency equivalent) (the "Tax Credit"), including, (i) Assignor’s interest in payments and proceeds of the Tax Credit (ii) Assignor’s right to exclusively direct the State of Louisiana as to the delivery and distribution of such payments and proceeds, and (iii) Assignor’s other rights and privileges as provided in or by the Tax Credit (such Tax Credit assigned hereby and the rights, titles, interests and benefits of Assignor described herein and assigned hereby are collectively referred to as the “Assigned Interest”).

TO HAVE AND TO HOLD the Assigned Interest, together with all and singular the rights and appurtenances thereto in anywise belonging unto Assignee, its successors and assigns forever.

[SIGNATURE PAGE FOLLOWS]

EXECUTED by Assignor on _________________, 201__, to be effective as of the____ of _____________, 201__.

ASSIGNOR:

MANUSCRIPT PRODUCTIONS, LLC,
an Arizona limited liability company

By:	/s/ Michael Witherill
Name:	Michael J. Witherill
Title:	Manager

SIGNATURE PAGE TO
ASSIGNMENT OF TAX CREDIT

A-1